Visa Inc. Fiscal First Quarter 2015 Financial Results January 29, 2015 Exhibit 99.2

Fiscal First Quarter 2015 Financial Results 2
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as "estimates," "expectation," "will," "continued" and other similar expressions. Examples of forward-
looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, tax rate, earnings per share, free cash flow, and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payments networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
increased regulation in jurisdictions outside of the United States and in other product categories;
increased government support of national payments networks outside the United States; and
increased regulation of consumer privacy, data use and security;
economic fragility in the Eurozone and in the United States;
general stock market fluctuations, which may impact consumer spending;
material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates;
volatility in market prices for oil and natural gas; and
material changes in our financial institution clients' performance compared to our estimates;
disruption of our transaction processing systems or the inability to process transactions efficiently;
account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
failure to maintain systems interoperability with Visa Europe;
Forward-Looking Statements
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2014, and our other filings with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.
the impact of laws, regulations and marketplace barriers, including:
developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
economic factors, such as:
industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
system developments, such as:
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
the loss of organizational effectiveness or key employees;
the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and
general economic, political and social conditions in mature and emerging markets globally;

Fiscal First Quarter 2015 Financial Results 3
Solid Fiscal First Quarter Results
Solid operating revenues of $3.4 billion, up 7% over prior year
Repurchased 3.1 million shares of class A common stock in
the open market at an average price of $259.52 per share,
using $803 million of cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Quarterly net income of $1.6 billion and diluted earnings per share of $2.53, up 11% and 15%, respectively, over prior year

U.S. 575
INTL 529
U.S. 632
INTL 585
U.S. 277
INTL 420
U.S. 313
INTL 458
U.S. 298
INTL 109
U.S. 319
INTL 127

VISA

Fiscal First Quarter 2015 Financial Results 4
Quarter ended September
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11% 12% 11%
YOY Change
(nominal)
11%
10%
10%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
1,104
1,217
697
771
407
446
INTL = International
2014
2013
Total Visa Inc.
Credit
Debit

Fiscal First Quarter 2015 Financial Results 5
Quarter ended December
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11%
13%
9%
YOY Change
(nominal)
8%
6%
7%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
1,245
1,164
427
450
737
794
Total Visa Inc.
Credit Debit
INTL = International
2013
2014

Fiscal First Quarter 2015 Financial Results 6
Quarter ended December
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
10% 10%
23,653
25,975
15,985
17,599
2013
2014
Total Transactions
Processed Transactions

Fiscal First Quarter 2015 Financial Results 7
Quarter ended September
Total Cards
in millions, except percentages
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
6% 8% 7%
2013
2014
2,179
804
1,375
2,341
850
1,491
Visa Inc. Credit Debit

Fiscal First Quarter 2015 Financial Results 8
Revenue – Q1 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.
YOY
Change
19% 7% 9%
Fiscal 2015 % of
Gross Revenues
17% 83%
3,754
(599)
3,155
4,095
(713)
3,382
Gross Revenues Client
Incentives
Net Operating
Revenues
Fiscal 2014
Fiscal 2015

Fiscal First Quarter 2015 Financial Results 9
Revenue Detail – Q1 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
9% 9%
8%
14%
1,419
1,264
891
180
1,538
1,383
970
204
Service Revenues Data Processing
Revenues
International
Transaction Revenues
Other Revenues
Fiscal 2014
Fiscal 2015

Fiscal First Quarter 2015 Financial Results 10
Operating Margin – Q1 2015
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentages are calculated based on unrounded numbers.
YOY
Change
6%
8%
7%
—
3,155
1,078
2,077
66%
3,382
1,144
2,238
66%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin
Fiscal 2014
Fiscal 2015

Fiscal First Quarter 2015 Financial Results 11
Operating Expenses – Q1 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
(13%)
(6%)
8%
15%
12%
10%
470
186
132
75
107
108
509
205
114
70
120
126
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Fiscal 2014
Fiscal 2015

Fiscal First Quarter 2015 Financial Results 12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $7.5 billion at the end of the fiscal first quarter
• Free cash flow of $1.9 billion for the fiscal first quarter
• Capital expenditures of $104 million during the fiscal first quarter
• Declared a four-for-one split of class A common stock on January 28, 2015.
Trading will begin on a split-adjusted basis on March 19, 2015.

Constant dollar revenue growth at low double digits

VISA

Fiscal First Quarter 2015 Financial Results 13
Financial Metrics for Fiscal Year 2015
Note: Fiscal full-year 2015 annual diluted earnings per share growth assumes an adjusted basis for fiscal full-year 2014.
Annual net revenue growth
Client incentives as % of
gross revenues
Annual operating margin
Tax rate
Annual diluted class A
common stock earnings per
share growth
Annual free cash flow
Constant dollar revenue growth of low double digits
Negative 2 ppts foreign currency impact
17.5% - 18.5% range
Mid 60s
Low 30s
Mid teens
Greater than $6 billion

Appendix

Fiscal First Quarter 2015 Financial Results
Calculation of Free Cash Flow
US$ in millions
(1) The majority of estimated tax payments related to the fiscal first quarter are paid in the fiscal second quarter.
(2) Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
Additions (+) /
Reductions (-) to
Net income
Net income (as reported) 1,569
+ Depreciation and amortization  120
- Capital expenditures (104)
16
Litigation + Litigation provision -
- Settlement payments (103)
+ Settlement payments funded by litigation escrow 100
(3)
Share-based Compensation
+ Share-based compensation 45
Pension
+ Pension expense 6
- Pension contribution (2)
4
Taxes
+ Income tax provision 693
- Income taxes paid
(1)
(57)
636
Changes in Working Capital
+/- Changes in other working capital accounts
(2)
(407)
Total Free Cash Flow 1,860
Three Months Ended
December 31, 2014
Capital Assets
A-1